CNA Financial Corporation

Supplemental Financial Information

March 31, 2013

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

CNA Financial Corporation
Table of Contents
March 31, 2013

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial and Hardy. Hardy was acquired on July 2, 2012.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2012 Form 10-K for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav)
(In millions)	2013	2012	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,764	$1,649	7%
Net investment income	633	648	(2)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(18)	(15)	(20)
Portion of OTTI recognized in Other comprehensive income (loss)	—	(12)	N/M
Net OTTI losses recognized in earnings	(18)	(27)	33
Other net realized investment gains (losses)	46	63	(27)
Net realized investment gains (losses)	28	36	(22)
Other revenues	78	68	15
Total revenues	2,503	2,401	4
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,429	1,381	(3)
Amortization of deferred acquisition costs	328	295	(11)
Other operating expenses	341	319	(7)
Interest	42	42	—
Total claims, benefits and expenses	2,140	2,037	(5)
Income (loss) before income tax	363	364	—
Income tax (expense) benefit	(113)	(114)	1
Net income (loss)	$250	$250	—%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss), Per Share Data and Return on Equity

THREE MONTHS ENDED MARCH 31
(In millions, except per share data)	2013	2012
COMPONENTS OF INCOME (LOSS)
Net operating income (loss)	$231	$226
Net realized investment gains (losses)	19	24
Income (loss)	$250	$250

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss)	$0.86	$0.84
Net realized investment gains (losses)	0.07	0.09
Basic and diluted earnings (loss) per share	$0.93	$0.93

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.5	269.3
Diluted	269.9	269.7

RETURN ON EQUITY
Net income (loss) (1)	8.1%	8.5%
Net operating income (loss) (2)	8.0	8.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2013	December 31, 2012
Total assets	$58,727	$58,522
Insurance reserves	39,893	40,005
Debt	2,571	2,570
Total liabilities	46,322	46,208
Accumulated other comprehensive income (loss)	727	831
Total stockholders' equity	12,405	12,314

Book value per common share	$46.00	$45.71
Book value per common share excluding AOCI	$43.30	$42.62

Outstanding shares of common stock (in millions of shares)	269.7	269.4

THREE MONTHS ENDED MARCH 31 (In millions)	2013	2012
Net cash flows provided (used) by operating activities	$191	$312
Net cash flows provided (used) by investing activities	(161)	(287)
Net cash flows provided (used) by financing activities	(56)	(42)
Net cash flows provided (used) by operating, investing and financing activities	$(26)	$(17)

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED MARCH 31, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763
Ceded	636	1,115	247	1,998	478	2,650	5,126
Net	6,112	10,211	274	16,597	2,528	512	19,637

Net incurred claim & claim adjustment expenses	465	601	31	1,097	179	4	1,280
Net claim & claim adjustment expense payments	(405)	(812)	(38)	(1,255)	(160)	(13)	(1,428)
Foreign currency translation adjustment and other	(19)	(15)	(9)	(43)	(3)	(2)	(48)

Claim & claim adjustment expense reserves, end of period
Net	6,153	9,985	258	16,396	2,544	501	19,441
Ceded	654	1,120	212	1,986	487	2,597	5,070
Gross	$6,807	$11,105	$470	$18,382	$3,031	$3,098	$24,511

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,354	$2,544	$22,236	$2,677
States, municipalities and political subdivisions:
Tax-exempt	6,759	641	6,605	720
Taxable	4,189	708	4,178	691
Total states, municipalities and political subdivisions	10,948	1,349	10,783	1,411
Asset-backed:
RMBS	5,683	165	5,920	175
CMBS	1,990	137	1,822	130
Other ABS	955	23	952	23
Total asset-backed	8,628	325	8,694	328
U.S. Treasury and obligations of government-sponsored enterprises	181	11	182	10
Foreign government	552	24	613	25
Redeemable preferred stock	136	13	125	12
Total fixed maturity securities	42,799	4,266	42,633	4,463
Equities	201	24	249	21
Limited partnership investments	2,564	—	2,462	—
Other invested assets	49	—	59	—
Mortgage loans	425	—	401	—
Short term investments	1,555	1	1,832	(1)
Total investments	$47,593	$4,291	$47,636	$4,483

Net receivable/(payable) on investment activity	$20	$—	$(22)	$—

Effective portfolio duration (in years)	6.6		6.5
Weighted average rating of fixed maturity securities	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,108	$965	$13,959	$977
States, municipalities and political subdivisions:
Tax-exempt	2,208	129	2,117	143
Taxable	2,242	327	2,233	316
Total states, municipalities and political subdivisions	4,450	456	4,350	459
Asset-backed:
RMBS	5,294	142	5,515	155
CMBS	1,710	107	1,572	105
Other ABS	858	21	915	21
Total asset-backed	7,862	270	8,002	281
U.S. Treasury and obligations of government-sponsored enterprises	158	2	159	2
Foreign government	547	23	608	23
Redeemable preferred stock	35	—	35	1
Total fixed maturity securities	27,160	1,716	27,113	1,743
Equities	78	19	90	17
Limited partnership investments	2,564	—	2,462	—
Other invested assets	49	—	59	—
Mortgage loans	405	—	382	—
Short term investments	1,445	1	1,762	(1)
Total investments	$31,701	$1,736	$31,868	$1,759

Net receivable/(payable) on investment activity	$46	$—	$(22)	$—

Effective portfolio duration (in years)	4.1		3.9
Weighted average rating of fixed maturity securities	A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,246	$1,579	$8,277	$1,700
States, municipalities and political subdivisions:
Tax-exempt	4,551	512	4,488	577
Taxable	1,947	381	1,945	375
Total states, municipalities and political subdivisions	6,498	893	6,433	952
Asset-backed:
RMBS	389	23	405	20
CMBS	280	30	250	25
Other ABS	97	2	37	2
Total asset-backed	766	55	692	47
U.S. Treasury and obligations of government-sponsored enterprises	23	9	23	8
Foreign government	5	1	5	2
Redeemable preferred stock	101	13	90	11
Total fixed maturity securities	15,639	2,550	15,520	2,720
Equities	123	5	159	4
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	20	—	19	—
Short term investments	110	—	70	—
Total investments	$15,892	$2,555	$15,768	$2,724

Net receivable/(payable) on investment activity	$(26)	$—	$—	$—

Effective portfolio duration (in years)	11.1		11.3
Weighted average rating of fixed maturity securities	A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
March 31, 2013

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$321	$17	$1,349	$124	$7,278	$968	$11,243	$1,274	$2,163	$161	$22,354	$2,544
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,054	105	3,960	379	1,702	157	38	—	5	—	6,759	641
Taxable	—	—	604	92	2,773	466	758	146	54	4	—	—	4,189	708
Total states, municipalities and political subdivisions	—	—	1,658	197	6,733	845	2,460	303	92	4	5	—	10,948	1,349
Asset-backed:
RMBS	3,965	107	110	—	166	1	179	1	142	(8)	1,121	64	5,683	165
CMBS	84	5	493	31	386	35	394	26	309	23	324	17	1,990	137
Other ABS	—	—	324	11	281	5	319	7	31	—	—	—	955	23
Total asset-backed	4,049	112	927	42	833	41	892	34	482	15	1,445	81	8,628	325
U.S. Treasury and obligations of government-sponsored enterprises	181	11	—	—	—	—	—	—	—	—	—	—	181	11
Foreign government	—	—	222	11	241	9	89	4	—	—	—	—	552	24
Redeemable preferred stock	—	—	—	—	—	—	—	—	94	12	42	1	136	13
Total fixed maturity securities	$4,230	$123	$3,128	$267	$9,156	$1,019	$10,719	$1,309	$11,911	$1,305	$3,655	$243	$42,799	$4,266

Percentage of total fixed maturity securities	10%		7%		21%		25%		28%		9%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Consolidated - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Operating revenues:
Net earned premiums	$1,764	$1,649	7%
Net investment income	633	648	(2)
Other revenues	78	68	15
Total operating revenues	2,475	2,365	5
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,425	1,378	(3)
Policyholders' dividends	4	3	(33)
Amortization of deferred acquisition costs	328	295	(11)
Other insurance related expenses	262	250	(5)
Other expenses	121	111	(9)
Total claims, benefits and expenses	2,140	2,037	(5)
Operating income (loss) before income tax	335	328	2
Income tax (expense) benefit on operating income (loss)	(104)	(102)	(2)
Net operating income (loss)	231	226	2
Net realized investment gains (losses)	28	36	(22)
Income tax (expense) benefit on net realized investment gains (losses)	(9)	(12)	25
Net realized investment gains (losses), after-tax	19	24	(21)
Net income (loss)	$250	$250	—%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Gross written premiums	$2,384	$2,160	10%
Net written premiums	1,776	1,608	10
Operating revenues:
Net earned premiums	1,624	1,509	8
Net investment income	421	440	(4)
Other revenues	71	65	9
Total operating revenues	2,116	2,014	5
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,096	1,035	(6)
Policyholders' dividends	3	1	N/M
Amortization of deferred acquisition costs	320	287	(11)
Other insurance related expenses	230	216	(6)
Other expenses	70	57	(23)
Total claims, benefits and expenses	1,719	1,596	(8)
Operating income (loss) before income tax	397	418	(5)
Income tax (expense) benefit on operating income (loss)	(140)	(147)	5
Net operating income (loss)	257	271	(5)
Net realized investment gains (losses)	8	19	(58)
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(6)	67
Net realized investment gains (losses), after-tax	6	13	(54)
Net income (loss)	$263	$284	(7)%
PRODUCTION METRICS
Rate	8%	4%
Retention	80%	81%
New Business (Specialty and Commercial only)	$308	$332
FINANCIAL RATIOS
Loss & LAE	67.5%	68.6%
Acquisition expense	19.4	18.9
Underwriting expense	14.4	14.4
Expense	33.8	33.3
Dividend	0.2	0.1
Combined ratio	101.5%	102.0%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$39	$28
Impact on loss & LAE ratio	2.4%	1.9%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(27)	$(20)
Prior year premium development	(14)	(26)
Other (1)	6	6
Total development & other	$(35)	$(40)
Impact of development & other on loss & LAE ratio	(1.9)%	(2.1)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Specialty - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Gross written premiums	$1,317	$1,273	3%
Net written premiums	803	765	5
Operating revenues:
Net earned premiums	723	706	2
Net investment income	170	175	(3)
Other revenues	60	56	7
Total operating revenues	953	937	2
Claims, Benefits and Expenses:
Net incurred claims and benefits	465	468	1
Policyholders' dividends	1	(2)	(150)
Amortization of deferred acquisition costs	150	148	(1)
Other insurance related expenses	71	72	1
Other expenses	54	50	(8)
Total claims, benefits and expenses	741	736	(1)
Operating income (loss) before income tax	212	201	5
Income tax (expense) benefit on operating income (loss)	(72)	(69)	(4)
Net operating income (loss)	140	132	6
Net realized investment gains (losses)	3	8	(63)
Income tax (expense) benefit on net realized investment gains (losses)	(1)	(2)	50
Net realized investment gains (losses), after-tax	2	6	(67)
Net income (loss)	$142	$138	3%
PRODUCTION METRICS
Rate	7%	3%
Retention	86%	86%
New Business	$100	$110
FINANCIAL RATIOS
Loss & LAE	64.3%	66.3%
Acquisition expense	19.8	19.6
Underwriting expense	10.7	11.7
Expense	30.5	31.3
Dividend	0.2	(0.3)
Combined ratio	95.0%	97.3%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$1	$2
Impact on loss & LAE ratio	0.2%	0.2%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(15)	$(6)
Prior year premium development	(8)	(9)
Other (1)	—	—
Total development & other	$(23)	$(15)
Impact of development & other on loss & LAE ratio	(2.9)%	(1.7)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Commercial - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Gross written premiums	$960	$887	8%
Net written premiums	918	843	9
Operating revenues:
Net earned premiums	837	803	4
Net investment income	250	265	(6)
Other revenues	10	9	11
Total operating revenues	1,097	1,077	2
Claims, Benefits and Expenses:
Net incurred claims and benefits	600	567	(6)
Policyholders' dividends	2	3	33
Amortization of deferred acquisition costs	149	139	(7)
Other insurance related expenses	143	144	1
Other expenses	9	7	(29)
Total claims, benefits and expenses	903	860	(5)
Operating income (loss) before income tax	194	217	(11)
Income tax (expense) benefit on operating income (loss)	(69)	(78)	12
Net operating income (loss)	125	139	(10)
Net realized investment gains (losses)	4	11	(64)
Income tax (expense) benefit on net realized investment gains (losses)	(1)	(4)	75
Net realized investment gains (losses), after-tax	3	7	(57)
Net income (loss)	$128	$146	(12)%
PRODUCTION METRICS
Rate	9%	5%
Retention	78%	77%
New Business	$208	$222
FINANCIAL RATIOS
Loss & LAE	71.7%	70.7%
Acquisition expense	18.3	18.3
Underwriting expense	16.7	16.8
Expense	35.0	35.1
Dividend	0.1	0.4
Combined ratio	106.8%	106.2%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$38	$26
Impact on loss & LAE ratio	4.6%	3.3%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(11)	$(14)
Prior year premium development	(10)	(17)
Other (1)	6	6
Total development & other	$(15)	$(25)
Impact of development & other on loss & LAE ratio	(1.5)%	(2.5)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Hardy - Results of Operations

THREE MONTHS ENDED MARCH 31
(In millions)	2013
Gross written premiums	$107
Net written premiums	55
Operating revenues:
Net earned premiums	64
Net investment income	1
Other revenues	1
Total operating revenues	66
Claims, Benefits and Expenses:
Net incurred claims and benefits	31
Policyholders' dividends	—
Amortization of deferred acquisition costs	21
Other insurance related expenses	16
Other expenses	7
Total claims, benefits and expenses	75
Operating income (loss) before income tax	(9)
Income tax (expense) benefit on operating income (loss)	1
Net operating income (loss)	(8)
Net realized investment gains (losses)	1
Income tax (expense) benefit on net realized investment gains (losses)	—
Net realized investment gains (losses), after-tax	1
Net income (loss)	$(7)
PRODUCTION METRICS
Rate	1%
Retention	70%
FINANCIAL RATIOS
Loss & LAE	48.7%
Acquisition expense	30.7
Underwriting expense	26.1
Expense	56.8
Dividend	—
Combined ratio	105.5%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$—
Impact on loss & LAE ratio	—%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(1)
Prior year premium development	4
Other (1)	—
Total development & other	$3
Impact of development & other on loss & LAE ratio	1.4%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Operating revenues:
Net earned premiums	$141	$141	—%
Net investment income	204	198	3
Other revenues	4	(2)	N/M
Total operating revenues	349	337	4
Claims, Benefits and Expenses:
Net incurred claims and benefits	325	336	3
Policyholders' dividends	1	2	50
Amortization of deferred acquisition costs	8	8	—
Other insurance related expenses	33	35	6
Other expenses	5	6	17
Total claims, benefits and expenses	372	387	4
Operating income (loss) before income tax	(23)	(50)	54
Income tax (expense) benefit on operating income (loss)	23	31	(26)
Net operating income (loss)	—	(19)	N/M
Net realized investment gains (losses)	14	13	8
Income tax (expense) benefit on net realized investment gains (losses)	(5)	(5)	—
Net realized investment gains (losses), after-tax	9	8	13
Net income (loss)	$9	$(11)	182%

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core - Results of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav) % Change
(In millions)	2013	2012
Operating revenues:
Net earned premiums	$(1)	$(1)	—%
Net investment income	8	10	(20)
Other revenues	3	5	(40)
Total operating revenues	10	14	(29)
Claims, Benefits and Expenses:
Net incurred claims and benefits	4	7	43
Policyholders' dividends	—	—	N/M
Amortization of deferred acquisition costs	—	—	N/M
Other insurance related expenses	(1)	(1)	—
Other expenses	46	48	4
Total claims, benefits and expenses	49	54	9
Operating income (loss) before income tax	(39)	(40)	3
Income tax (expense) benefit on operating income (loss)	13	14	(7)
Net operating income (loss)	(26)	(26)	—
Net realized investment gains (losses)	6	4	50
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(1)	(100)
Net realized investment gains (losses), after-tax	4	3	33
Net income (loss)	$(22)	$(23)	4%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

THREE MONTHS ENDED MARCH 31	Consolidated
(In millions)	2013	2012
Fixed maturity securities	$499	$516
Limited partnership investments	131	130
Other	3	2
Net investment income	$633	$648
Average amortized cost of fixed maturity securities portfolio	$38,415	$37,703
Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.2%	5.5%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.6%	3.8%

	Property & Casualty and Corporate & Other Non-Core
THREE MONTHS ENDED MARCH 31
(In millions)	2013	2012
Fixed maturity securities	$296	$318
Limited partnership investments	131	130
Other	2	2
Net investment income	$429	$450
Average amortized cost of fixed maturity securities portfolio	$25,483	$25,720
Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.6%	5.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.1%	3.3%

THREE MONTHS ENDED MARCH 31	Life & Group Non-Core
(In millions)	2013	2012
Fixed maturity securities	$203	$198
Limited partnership investments	—	—
Other	1	—
Net investment income	$204	$198
Average amortized cost of fixed maturity securities portfolio	$12,932	$11,983
Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.3%	6.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.7%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

THREE MONTHS ENDED MARCH 31
Income Statements	(Preliminary) 2013		Fav / (Unfav) % Change
(In millions)		2012
Combined Continental Casualty Companies
Gross written premiums	$2,213	$2,110	5%
Net written premiums	1,663	1,563	6

Net earned premiums	1,367	1,306	5
Claim and claim adjustment expenses	1,171	1,146	(2)
Acquisition expenses	290	270	(7)
Underwriting expenses	210	211	—
Policyholders' dividends	2	—	N/M
Underwriting income (loss)	(306)	(321)	5
Net investment income	432	428	1
Other income (loss)	5	6	(17)
Income tax (expense) benefit	(3)	(14)	79
Net realized gains (losses)	14	31	(55)
Net income (loss)	$142	$130	9%

Financial Ratios
Loss and LAE	85.6%	87.7%
Acquisition expense	17.4	17.3
Underwriting expense	12.8	13.5
Expense	30.2	30.8
Dividend	0.1	—
Combined ratio	115.9%	118.5%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) March 31, 2013	December 31, 2012
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$10,020	$9,998
Life Company
Statutory surplus	$570	$556

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the life company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2013 YTD Evaluated at 3/31/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 3/31/13
Gross Accident Year	59.3%	59.7%	58.9%
Impact of Reinsurance	7.9	8.6	9.4
Net Accident Year	67.2	68.3	68.3%
Impact of Development and Other (1)	(2.9)	(5.1)
Net Calendar Year	64.3%	63.2%

	CNA Commercial
	2013 YTD Evaluated at 3/31/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 3/31/13
Gross Accident Year	70.7%	77.6%	78.0%
Impact of Reinsurance	2.5	1.9	1.4
Net Accident Year	73.2	79.5	79.4%
Impact of Development and Other (1)	(1.5)	(1.6)
Net Calendar Year	71.7%	77.9%

	Hardy (2)
	2013 YTD Evaluated at 3/31/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 3/31/13
Gross Accident Year	45.3%	76.6%	67.4%
Impact of Reinsurance	2.0	(12.3)	0.4
Net Accident Year	47.3	64.3	67.8%
Impact of Development and Other (1)	1.4	(4.0)
Net Calendar Year	48.7%	60.3%

	P&C Operations
	2013 YTD Evaluated at 3/31/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 3/31/13
Gross Accident Year	63.2%	67.4%	66.9%
Impact of Reinsurance	6.2	6.7	7.2
Net Accident Year	69.4	74.1	74.1%
Impact of Development and Other (1)	(1.9)	(3.3)
Net Calendar Year	67.5%	70.8%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
(2) Reflects premiums and losses since date of acquisition.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

March 31, 2013
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,708	$6,993	$—	$—
Payout annuities	633	2,001	—	—
Institutional markets	1	12	96	279
Other	44	4	—	—
Total	$2,386	$9,010	$96	$279
The reserve amounts above are net of $1,272 million of ceded reserves and exclude $158 million of claim and claim adjustment expenses and $1,709 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

December 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,683	$6,879	$—	$—
Payout annuities	637	2,008	—	—
Institutional markets	1	12	100	312
Other	45	4	—	—
Total	$2,366	$8,903	$100	$312
The reserve amounts above are net of $1,272 million of ceded reserves and exclude $162 million of claim and claim adjustment expenses and $1,812 million of future policy benefits relating to Shadow Adjustments.